MUTUAL RELEASE AND SETTLEMENT AGREEMENT

I.    PARTIES

      This Mutual Release and Settlement Agreement ("Agreement") is made by and between PARKER MILLS & PATEL LLP, ("PMP") and VERTICAL COMPUTER SYSTEMS, INC. "VERTICAL"). The effective date of this Agreement is October 19, 2005

II.   RECITALS

      A. On or about January 21, 2005, PMP filed a lawsuit in the Los Angeles County Superior Court, entitled Parker Mills & Patel LLP vs. Vertical Computer Systems, Inc. Case No. BC327609 (the "Action"). PMP alleged causes of action for: (1) Breach of Written Contract; (2) Account Stated; (3) Reasonable Value for Services Rendered; and (4) Breach of Promissory Note.

      B. On April 20, 2005, VERTICAL answered PMP'S Complaint in the Action, denying any liability and disputing its obligation to pay the amounts alleged.

      C. It is now the desire of PMP and VERTICAL to fully and finally resolve and settle their differences and disputes pertaining to the Action.

III.  TERMS AND CONDITIONS

      NOW, THEREFORE, in consideration of the promises and covenants contained herein, it is agreed by and between the parties as follows:

      A. CONSIDERATION. VERTICAL agrees execute and deliver to PMP a fully executed Promissory Note ("Note") in the form attached hereto as Exhibit "A." Concurrently with VERTICAL'S delivery to PMP of the fully executed Note, PMP will deliver to VERTICAL a fully executed Request for Dismissal, with prejudice, of the Action.

      C. MUTUAL GENERAL RELEASE.

      For valuable consideration stated herein and above, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree to mutually release one another with respect to the Action, as set forth herein below; PROVIDED HOWEVER, that no provision of this Mutual Release and Settlement Agreement shall, or be otherwise interpreted to, extend to the terms of this Agreement and/or of the Note.

            (1) Plaintiff PMP, on behalf itself, its agents, employees, partners and attorneys of record in the Action hereby fully and forever, generally and specifically, releases and discharges VERTICAL, and its respective past and present agents, employees, officers, directors, shareholders and attorneys (the "Vertical Releasees") from any and all claims, demands, actions, rights, causes of action, obligations, liens, damages, judgments, indemnities, subrogations, duties, controversies or any liability or claim of any nature, character or description, whether at law or in equity, whether or not now known, suspected or claimed, that PMP has ever had or now have or might in the future have, against the Vertical Releasees by reason of any act, failure to act, cause, matter or event arising out of, or in any way relating to the subject matter of and/or the facts and transactions alleged in the Action or any and all other damages or injury of any nature whatsoever, past, present and future, in any way related to the Action;


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            (2) The Vertical Releasees,  hereby fully and forever, generally and specifically, release and discharge PMP and its respective past and present agents, employees, partners, and attorneys of record in the Action (the "PMP Releasees") from any and all claims, demands, actions, rights, causes of action, obligations, liens, damages, judgments, indemnities, duties, controversies or any liability or claim of any nature, character or description, whether at law or in equity, whether or not now known, suspected or claimed, that have ever had or now have or might in the future have, against the PMP Releasees by reason of any act, failure to act, cause, matter or event arising out of, or in any way relating to the subject matter of and/or the facts and transactions alleged in the Action or any and all other damages or injury of any nature whatsoever, past, present and future, in any way related to the Action.

      D. WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542. Each Party fully understands that he, she or it may have additional unknown claims or may have suffered injuries or damages that are presently unknown to them, which arise out of or relate to the Action and that unknown complications of presently known injuries may arise, develop or be discovered in the future. The Parties acknowledge, however, that this Mutual Release and Settlement Agreement is a full and final release of all unknown and unanticipated injuries, damages and claims arising out of or pertaining to the Action as relates to them, and the matters released in this Agreement, as well as to those now known or disclosed, and all parties hereto waive all rights or benefits which they now have, or in the future may have, under the terms of Section 1542 of the California Civil Code, with regard to the Action and the matters released in this Agreement.

      California Civil Code, Section 1542, reads as follows:

             A GENERAL RELEASE DOES NOT EXTEND TO THE CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.


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      E. WAIVER OF MISTAKE OF FACT OR LAW. In entering into this Agreement,  the
Parties assume the risk of any mistake. If any party should subsequently discover that any fact relied upon in entering into this Agreement was untrue, or that their understanding of the facts or of the law was incorrect, that party shall not be entitled to any relief in connection therewith, including, without limitation, on the generality of the foregoing, any alleged right or claim to set aside or rescind this Agreement. This Agreement is intended to be and is final and binding upon each of the Parties regardless of any mistake of fact or law or any other circumstance whatsoever.

      F. REPRESENTATIONS AND WARRANTIES BY ALL PARTIES HERETO. All Parties represent and warrant that: (1) They are authorized to compromise and settle all of the claims which are the subject of this Agreement; (2) They have not sold, transferred, conveyed, signed, hypothecated, or otherwise disposed of any claims, rights, demands, actions and causes of action which are the subject of the Action, or the Agreement; and (3) They agree to indemnify the other releasing parties and hold them harmless against any future claims brought by anyone claiming an interest in the Action, including any lien claimant.

      G. ENTIRE AGREEMENT. This Agreement contains the sole, complete and entire understanding of the Parties and may not be altered, modified, or changed in any manner except by a writing duly executed by said parties. No statements, promises or representations have been made by any settling party to another, or relied upon, and no consideration has been, or is, offered, promised, expected or held out, other than as stated in this Agreement. No party is relying on any representations other than those expressly set forth herein. There are no oral or written collateral agreements other than the Note. All prior discussions and negotiations have been and are, merged and integrated into, and superseded by, this Agreement.

      H. FEES AND COSTS. Each party shall bear its own costs and attorneys' fees related to the Action and any matters released herein. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable costs and attorneys' fees in bringing, prosecuting, and/or defending such action.

      I. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective, successors, devisees, executors, affiliates, representatives, assigns, officers, directors, partners, agents and employees.

      J. CALIFORNIA LAW. This Agreement is executed and delivered within the State of California, and the rights and obligations of Parties hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

      K. JURISDICTION/VENUE. This Agreement and any claim related directly or indirectly to this Agreement shall be governed and construed in accordance with the laws of the State of California (without giving regard to the conflicts of law provisions thereof). No such claim shall be commenced, prosecuted or continued in any forum other than the federal and state courts of the State of California located in the County of Los Angeles, and each of the Parties hereby submits to the jurisdiction of such courts. Each of the Parties hereto hereby waives any and all rights to argue that this choice of forum provision is or has become unreasonable in any legal proceeding.


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      L.  JOINT  PRODUCT.  This  Agreement  is  the  product  of  bargained  for arms-length negotiations between the Parties, by and through their respective counsel. This Agreement is the joint product of all of the Parties and their respective counsel and, therefore, any construction of the intent of the parties hereto or language hereof to be made by a court of law shall not be construed individually against any Party hereto.

      M. GOOD FAITH. The Parties agree that this Agreement is being entered into in good faith and without fraud, coercion, duress, or undue influence.

      N. NON-ADMISSION OF LIABILITY. The Parties agree that the execution of this Agreement is a compromise and settlement of disputed claims and/or potential disputed claims, and that the furnishing of consideration under the terms of this Agreement shall not be deemed or construed as an admission, evidence or indication, in any degree, of liability or responsibility by the parties herein at any time for any purpose. It is further agreed and understood that this Agreement is being entered into solely for the purpose of avoiding further expense and inconvenience from further litigation of any and all of the claims in the Action, or any claims related to such, whether asserted or not, and may not be referred to in this or any other litigation, whether or not arising from the same facts and transactions of the Action, except for the purpose of enforcing the terms of this Agreement.

      O. LEGAL CAPACITY. The undersigned represent and warrant that they have the right, power, legal capacity, and authority to enter into and perform the obligations under this Agreement on their own behalf and on behalf of anyone or any entity they represent and that no further approval or consent of any person or entity is necessary for them to enter into and perform the obligations contained in this Agreement.

      P. NECESSARY ACTS. The undersigned represent and warrant that they shall do all acts and execute and deliver all documents necessary, convenient or desirable to effect all provisions of this Agreement.

      Q. EXECUTION IN COUNTERPARTS. This Agreement may be executed in two or more counterparts, each counterpart being executed by less than all of the Parties hereto, and shall be equally effective as if a single original had been signed by all Parties; but all such counterparts shall be deemed to constitute a single Agreement, and this Agreement shall not be or become effective unless and until each of the signatory Parties below shall have signed at least one such counterpart and caused the counterpart so executed to be delivered to counsel for the adverse Party. Facsimile signatures are as effective as original signatures for all purposes.

      R. TIME IS OF THE ESSENCE. The undersigned understand and agree that time is of the essence with regard to the provisions of this Agreement.


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      S. ACKNOWLEDGMENT.  The undersigned certify and hereby represent that each is duly authorized to execute this Agreement, and that each has had the opportunity to review or has reviewed and read this Agreement, including the code section referred to herein, with an attorney of their choice and hereby warrants that each of the undersigned fully understands the contents, terms and conditions of this agreement and executes it freely and voluntarily. Further, Vertical acknowledges that it has consulted with its own independent counsel regarding the terms and conditions of this Agreement, and the provisions of California Rule of Professional Responsibility Section 3-300.

DATED:  October 19, 2005                PARKER MILLS & PATEL LLP


                                        By   /s/ Danny T. Morin
                                        ----------------------------------------


                                        ----------------------------------------
                                             DANNY T. MORIN, Partner


DATED:  October____, 2005               VERTICAL COMPUTER SYSTEMS, INC.


                                        By:   /s/ Richard Wade
                                        ----------------------------------------


                                        ----------------------------------------
                                              RICHARD WADE, President & CEO


Approved as to form and content:

DATED:   October 19, 2005               DATED:   October 18, 2005

     PARKER MILLS & PATEL LLP                LAW OFFICES OF CHAD BIGGINS


By:   /s/ Danny T. Morin                      /s/ Chad Biggins
   ---------------------------------       ----------------------------------
          DANNY T. MORIN                    CHAD BIGGINS, ESQ.
                                        Attorneys for Vertical Computer
                                        Systems, Inc.


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                                   EXHIBIT "A"
                                   -----------

                                 PROMISSORY NOTE
                                 ---------------

      FOR VALUE RECEIVED, the undersigned, VERTICAL COMPUTER SYSTEMS, INC., a Delaware corporation (Borrower), promises to pay to PARKER MILLS & PATEL LLP, a California limited liability partnership (Lender), the sum of SEVENTY-FIVE THOUSAND Dollars ($75,000), with interest thereon at the rate of six (6%) percent per annum, payable as follows:

      1. Payment of Principal and Interest. Principal and interest shall be paid as follows:

            a. All principal then outstanding, and all interest, fees, charges, and other amounts owing hereunder and then unpaid shall be due and payable on January 31, 2008, (the "Maturity Date"). Vertical shall pay the Note in equal monthly installments of $ 3,125.00, beginning February 1, 2006, for a period of 24 months. Any unpaid principal balance, and any accrued interest and penalties, shall immediately come due and payable to Lender at the Maturity Date.

            b. Borrower shall pay all amounts owing under this Note in immediately available funds to Lender at Lender's address as set forth herein, or at such other place as may be specified in writing by Lender. Each payment, when made, shall be credited first to interest then due, and then at the option of Lender to principal, late charges, and other fees and expenses outstanding hereunder in such order as Lender may determine.

            c. Payments received after 1:00 p.m. on any banking day or at any time on any Saturday, Sunday, or holiday shall be deemed received on the next banking day.

      2. The unpaid principal and accrued interest, and penalties, if any, may be prepaid in whole or in part at any time without any prepayment penalty. Borrower agrees to pay all costs and expenses, including all reasonable attorneys' fees, for the collection of this Note upon default. All payments shall be made to Lender at 865 S. Figueroa Street, Suite 3200 Los Angeles, CA 90017, or at such other place as Lender or any holder hereof may from time to time designate in writing.

      3. In addition, payments not received by Lender by the tenth (10th) day of the month are subject to a late charge of five (5%) of said payment.

      4. This Note shall, at the option of the Lender or any holder hereof, be immediately due and payable upon failure to make any payment due hereunder or for breach of any condition of any security interest, mortgage, pledge agreement or guaranty granted as collateral security for this Note or breach of any condition of any security agreement or mortgage, if any, having a priority over any security agreement or mortgage on collateral granted, in whole or in part, as collateral security for this Note or upon the filing by Borrower of an assignment for the benefit of creditors, bankruptcy, or for relief under any provisions of Title 11 of the United States Code; or by suffering an involuntary petition in bankruptcy or receivership not vacated within thirty days.


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      5. In the event this Note shall be in default, and placed with an attorney for collection, then Borrower agrees to pay all reasonable attorney fees and costs of collection.

      6. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Note, the prevailing party shall be entitled to reasonable costs and attorneys' fees in bringing, prosecuting, and/or defending such action.

      7. This Note shall be binding upon and inure to the benefit of the Borrower and Lender alike, including their respective successors and assigns.

      8. This Note and any claim related directly or indirectly to this Note shall be governed and construed in accordance with the laws of the State of California (without giving regard to the conflicts of law provisions thereof). No such claim shall be commenced, prosecuted or continued in any forum other than the federal and state courts of the State of California located in the County of Los Angeles, and Borrower hereby submits to the jurisdiction of such courts. Borrower hereby waives any and all rights to argue that this choice of forum provision is or has become unreasonable in any legal proceeding.

      9. The Borrower and all other parties to this Note, whether as endorsers or sureties, waives demand, presentment and protest and all notices thereto and further agree to remain bound, notwithstanding any extension, modification, waiver, or other indulgence by any holder or upon the discharge or relea se of any obligor hereunder or to this Note, or upon the exchange, substitution, or release of any collateral granted as security for this Note.

      10. The Borrower and each endorser of this Note waives presentment, notice and protest, all suretyship defenses and agrees to all extensions, renewals, or releases, discharge or exchange of any other party or collateral without notice.

      11. This Note shall not be modified, amended, or terminated, except by written agreement duly executed and delivered by both Lender and Borrower.


DATED:  October____, 2005


                                       VERTICAL COMPUTER SERVICES, INC.



                                       By:   /s/ Richard Wade
                                           -------------------------------------
                                             Richard Wade, its President and CEO


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